PATENT SECURITY AGREEMENT

      ThIS PATENT SECURiTY AGREEMENT, dated as of ________, 2003 by and between, COMPLIANCE SYSTEMS CORPORATION ("CSC"), a Delaware corporation, CALL COMPLIANCEUCOM, INC., ("Grantor"), a Delaware corporation and wholly-owned subsidiary of CSC, in favor of the several persons and/or entities identified on Schedule A hereto (collectively, the "Lenders" and each a "Lender").

                                    RECITALS

      WHEREAS, CSC seeks to raise up to $1,500,000 in gross proceeds ("Loan") through the sale of units consisting of $30,000 principal amount of 9% Secured Promissory Notes ("Notes" and individually, each a "Note") and Warrants to purchase an aggregate of 20,000 shares of non-voting Class B Common Stock, $.001 par value per share, of CSC ("Class B Common Stock"), in a non-public offering pursuant to Regulation D promulgated under the Securities Act of 1933, as amended ("Private Offering").

      WHEREAS, it is intended that the proceeds of the Private Offering will be applied, among other purposes, to fund the working capital requirements of CSC and each of its wholly-owned subsidiaries, including the Grantor (collectively, the "Subsidiaries"; hereinafter, CSC and all of the Subsidiaries shall collectively be referred to as the "Company");

      WHEREAS, the Lenders have required that the Grantor grant to Lenders a first priority security interest in certain of its assets;

      WHEREAS, the Grantor owns the patent and provisional patent application listed on Schedule B hereto;

      WHEREAS, the Grantor desires to mortgage, pledge and grant to Lenders, for the benefit of Lenders, a security interest in all of its right, title and interest in, to and under the Collateral (as hereinafter defined), including the patent and provisional patent application listed on the attached Schedule B together with any continuation, divisionals, renewal or extension thereof, to secure the payment of the Obligations;

      WHEREAS, it is a condition precedent to the obligation of the Lenders to make the Loan to CSC, that Grantor execute this Agreement;

      1. Defined Terms. Unless otherwise defined herein, terms which are used herein are so used as so defined, and the following terms shall have the following meanings:

            "Collateral" has the meaning assigned to it in Section 2 of this Security Agreement.

            ~Obligations"  means  obligations  secured hereby and shall include:
(a) loans to be made in connection with the Private Offering as evidenced by one or more promissory notes payable to the order of the Lenders that shall be due and payable as set forth in such promissory notes, and any renewals or extensions thereof, (b) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral, if any, and all reasonable attorney's fees, court costs and expenses of whatever kind incident to the collection of any said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

            "Patents" means all types of exclusionary or protective rights granted (or applications therefor) for inventions in any country of the world (including, without limitation, letters patent, plant patents, utility models, breeders' right certificates, inventor's certificates and the like), and all reissues and extensions thereof and all divisions, continuations and continuations-in-part thereof.

            "Patent License" means all agreements material to the operation of the Company's business, whether written or oral, providing for the grant by or to the Company of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule B hereto.

            "Patent Rights" means the Patents and Patent applications listed in Schedule B and any continuations or divisionals thereof or improvements therein.

            "Security Agreement" means this Patent Security Agreement, as amended, supplemented or otherwise modified from time to time.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York. 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration and to the following property acquired by Grantor which Grantor now has any right, title or interest (collectively, the "Collateral");

            (I) The Patent Rights;

            (ii) all Patent Licenses for the Patent Rights;

      3. Representations and Warranties Concerning Trademarks. Grantor represents and warrants that Schedule B hereto includes all of the Grantor's registered Patents and Patent Licenses owned by Grantor in its own name that are material to the businesses of the Company as of the date hereof. To the best of the Grantor's knowledge, each Patent is valid, subsisting, unexpired, enforceable and has not been abandoned. No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of any material Patent. No action or proceeding is pending
(i) seeking to limit, cancel or question the validity of any Patent or the Grantor's ownership thereof or (ii) which, if adversely determined, would reasonably be likely to have a material adverse effect on the value of any Patent.

      4. Covenants. Grantor covenants and agrees with Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full:

            (a) Further Documentation. From time to `time, upon the written request of Robert P. Reiner, as representative for and nominee of the several Lenders, or any duly appointed successor thereof ("Lenders' Representative"), and at the sole expense of Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as Lenders' Representative may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens created hereby. Grantor also hereby authorizes Lenders' Representative to .file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

            (b) Limitation on Lien on Collateral. Grantor will not create, incur or permit to exist, will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any lien or claim on or to the Collateral, other than (i) the liens created hereby, (ii) the liens created pursuant to a certain Subordinated Security Agreement of even date herewith by and among the Grantor, CSC and the several Subordinating
      Lenders set forth therein and (iii) any liens that may be permitted pursuant to the Notes and except as may be included in sale lease back agreements relating to any now or acquired equipment and property or is


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

subordinate to this Agreement, and will take all commercially reasonable actions to defend the right, title and interest of Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

            (C) Limitations on Dispositions of Collateral. Grantor will not sell, transfer, or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as permitted in the Notes. Nothing in the above shall be understood to prevent Grantor or CSC from licensing or otherwise using the Patent rights or the inventions disclosed therein in the normal conduct of their respective businesses.

            (d) Notices. Grantor will advise Lenders' Representative promptly, in reasonable detail, at its address set forth in this Agreement, of any lien (other than liens created or permitted hereby or under the Notes on) or claim asserted against the Patents.

            (e) Patents.

            (iii) Grantor knowingly will not, except with respect to any Patent that Grantor shall reasonably determine is of immaterial economic value to Grantor or otherwise reasonably determines so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated to the public. Nothing in this paragraph will require CSC or Grantor to undertake litigation to defend any part of the Patent Rights or to appeal a determination by an examining attorney in any Patent Office.

            (iv) Grantor will promptly notify Lender if it knows, or has reason to know, that any application relating to any Patent may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark office or any court or tribunal in any country) regarding the Grantor's ownership of any Patent or its right to register the same or to keep and maintain the same.

            (v) Whenever CSC and Grantor either by themselves or through any agent, employee, licensee or designee, shall file an application for any Patent with the United States Patent and Trademark Office, or any similar office of agency in any other country or any political subdivision thereof for an invention falling within the Patent Rights, the Grantor shall report such filing to Lenders' Representative within five business days after the last day of the fiscal quarter in which such filing occurs. Upon request of Lenders' Representative, the Grantor shall execute and deliver any and all reasonably necessary agreements, instruments, documents, and papers as Lenders' Representative may request to evidence Lender's security interest in any newly filed Patent

            LVI) UIDILWI, t~XCepI~ WIW I~Sp~U~ W DF1~ ~DW[1L LI1T~ UIDE1LUF SLIDIL reasonably determine is of immaterial economic value to it or it otherwise reasonably determines not to so do, will take all reasonable and necessary steps, including, without limitation, in any proceedings before any tribunal, office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and, if possible, to obtain the relevant registration or Patent) and to maintain each Patent, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate. Nothing in this paragraph will require CSC or Grantor to undertake litigation to defend any part of the Patent Rights or to appeal a determination by an examining attorney in any Patent Office.

            (vii) In the event Grantor knows or has reason to know that any Patent included in the Collateral is infringed, misappropriated or diluted by a third party, Grantor shall take such other actions as the Grantor shall reasonably deem appropriate under the circumstances to protest the unauthorized use of such Patent.

      5. Lenders' Representative's Appointment as Attorney-in-Fact.

            (a) Powers. Grantor hereby irrevocably constitute and appoint Lenders' Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time after the occurrence, and during the continuation of, an Event of Default (as hereinafter defined), for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives Lenders' Representative, on behalf of Lenders the power and right, on behalf of the Grantor without notice to or assent by the Grantor, to do the following:

            (i) in the case of any Collateral, in the name of the Grantor or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under, or with respect to, any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due with respect to such Collateral whenever payable;

            (ii) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or part of the premiums therefor


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

            (iii) (a) to direct any party liable for any payment under any of the Collateral to make payment of any and all monies due or to become due thereunder directly to Lenders' Representative or as Lenders' Representative shall direct, (b) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any
      Collateral, (c) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipt, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral, (d) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral, (e) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral, (f) to settle, compromise or adjust any suit, action or proceeding described in the proceeding clause and, in connection therewith, to give such discharges or releases as Lenders' Representative may deem appropriate, and (g) generally, to sell, transfer, pledge and makeany agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lenders' Representative were the absolute owner thereof for all purposes, and to do, at the Grantor's expense, at any time, or from time to time, all acts and things which Lenders' Representative deems necessary to protect, preserve or realize upon the Collateral and the liens of Lenders thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

      This power of attorney is a power coupled with an interest and shall be irrevocable until the Obligations shall have been paid in full or this Security Agreement shall have been terminated.

            (b) Other Powers. Grantor also authorizes Lenders' Representative, at any time and from time to time, to execute, in connection with any sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

            (c) No Duty on the Part of Lender. The powers conferred on Lenders' Representative hereunder are solely to protect the interests of the Lenders in the Collateral and shall not impose any duty upon Lenders' Representative to exercise any such powers. Lenders' Representative shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its partners, officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

      6. Performance by Lenders' Representative of Grantor's Obligations. If Grantor fails to perform or comply with any of its agreements contained herein and Lenders' Representative, as provided for by the terms of this Security Agreement, shall


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

itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lenders' Representative incurred in connection with such performance or compliance, together with interest thereon at the highest default rate provided in the Note, shall be payable by the Grantor to Lenders' Representative on demand and shall constitute Obligations secured hereby.

      7. Proceeds. It is agreed that if an event of default shall occur with respect to the Loan, as defined in Section 6 of the Notes ("Event of Default") and is continuing and is not cured during the applicable grace period under the Notes (a) all Proceeds received by Grantor consisting of cash, checks and other cash equivalents shall be held by the Grantor in trust for Lenders, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to Lenders' Representative in the exact form received by Grantor (duly endorsed by Grantor to Lenders' Representative, if required), and
(b) any and all such Proceeds received by Lenders (whether from Grantor or otherwise) shall promptly be applied by Lenders' Representative against the Obligations (whether matured or unmatured), such application to be in pro rata among the Lenders. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive the same.

      8. Remedies. If an Event of Default shall occur and be continuing and has not been cured during the applicable grace period under the Notes, Lenders' Representative, may exercise on behalf of the Lenders, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instruments or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Lenders' Representative, on behalf of the Lenders, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or, contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or on future delivery without assumption of any credit risk. Lenders' Representative's, on behalf of the Lenders, shall have the right upon any such public sale or private sale, and, to the extent permitted by law, to purchase the whole or any part of the Collateral so sold, free of any rights or equity of redemption in the Grantor, which right or equity is hereby waived or released. Grantor further agrees, at Lenders' Representative's request, to assemble the Collateral and make it available to Lenders' Representative (as applicable) at places which Lenders' Representative shall reasonably select, whether at the Grantor's premises or elsewhere. Lenders' Representative shall, on behalf of the Lenders, apply the net proceeds of any such


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

collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lenders hereunder, including, without limitation, reasonably attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, pro rata among the Lenders, and only after such application and after the payment by Lenders' Representative of any other amount required by any provisions of law, including, without limitation,
Section 9-504(1)(c) of the UCC, need Lenders' Representative account for the surplus, if any, to the Grantor To the extent permitted by applicable law, Grantor waives all claims, damages and demands it may require against Lenders' Representative on behalf of the Lenders, or any Lender, arising out of the exercise by it/them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Lenders' Representative to collect such deficiency.

      9. Limitation on Duties Regarding Preservation of Collateral. Lenders' Representatives sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Lenders' Representative would deal with similar property for its own account. Neither Lenders' Representative nor any of its partners, directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

      10. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

      11. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      12.  Paragraph  Headings.  The  paragraph  headings  used in this Security
Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

      13. No Waiver~ Cumulative Remedies. Lender shall not by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or


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

otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender or Lenders' Representative, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender or Lenders' Representative of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      14. Waivers and Amendment; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and Lenders or Lenders' Representative on behalf of the Lenders, provided that any provision of this Security Agreement may be waived by Lender or Lenders' Representative on behalf of the Lenders in a written letter or agreement executed by Lender or by telex or facsimile transmission from Lenders' Representative. This Security Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of each of the Lenders and their respective successors and assigns.

      15. Notices. All notices, requests and demands to or upon the Grantor or Lender or Lenders' Representative to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, five days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answer back received, addressed to a party at the address provided for such party in the Subscription Agreement executed and delivered in connection with the Private Placement.

      16. Governing Law. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts to be wholly performed in such State.

      `17. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                    GRANTOR:

                                    CALL COMPUANCE.COM, INC.

                                       By:
                            Dean Garfinkel, Chairman

                         COMPLIANCE SYSTEMS CORPORATION

                                       By:
                            Dean Garfinkel, Chairman

                                    LENDERS:

                                    Robert P. Reiner, Lenders' Representative


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